EXHIBIT 23.01

INDEPENDENT AUDITOR'S CONSENT


  We consent to the incorporation by reference in Registration

Statement No. 33-60342 of Loews Corporation on Form S-3 of our

report dated February 15, 1995, appearing in this Annual Report on Form 10-K of Loews Corporation for the year ended December 31,

1994.









Deloitte & Touche LLP



New York, New York
March 24, 1995